UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2019

10x Genomics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39035	45-5614458
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6230 Stoneridge Mall Road

Pleasanton, California 94588

(925) 401-7300

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.00001 per share	TXG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.

The ITC 1068 Action

As previously disclosed: (a) on July 31, 2017, Bio-Rad Laboratories, Inc. (“Bio-Rad”) and Lawrence Livermore National Security, LLC filed a complaint against 10x Genomics, Inc. (the “Company”) in the U.S. International Trade Commission (“ITC”) pursuant to Section 337 of the Tariff Act of 1930, accusing substantially all of the Company’s products of infringing U.S. Patents Nos. 9,089,844, 9,126,160, 9,500,664, 9,636,682 and 9,649,635 (the “ITC 1068 Action”); and (b) in September 2018, the presiding judge issued an Initial Determination (i) finding that the Company’s Gel bead in Emulsion microfluidic chips (“GEM microfluidic chips”) infringe the ‘664, ‘682 and ‘635 patents but not the ‘160 patent, (ii) finding that the Company’s gel bead manufacturing microfluidic chip and new microfluidic chip (“Next GEM microfluidic chip”) do not infringe any claim asserted against them, (iii) recommending entry of an exclusion order against the Company’s GEM microfluidic chips and (iv) recommending a cease and desist order that would prevent the Company from selling imported GEM microfluidic chips.

The ITC is not reviewing the judge’s findings that the Company’s GEM microfluidic chips directly infringe the ‘664, ‘682 and ‘635 patents. The ITC is currently reviewing the judge’s findings that (1) the Company indirectly infringes the ‘682 and ‘635 patents, (2) the Company’s gel bead manufacturing microfluidic chip does not infringe certain claims in the ‘664 patent and (3) the Company’s Next GEM microfluidic chip does not infringe certain claims in the ‘160 and ‘664 patents.

On October 17, 2019, the ITC issued a notice to extend the target date for completion of its investigation until November 5, 2019. As such, a Final Determination is now expected to be issued on or prior to November 5, 2019.

Channels for Disclosure of Information

Investors and others should note that the Company may announce material information to the public through filings with the Securities and Exchange Commission, the Company’s website (https://www.10xGenomics.com), press releases, public conference calls, public webcasts and the Company’s social media accounts (https://twitter.com/10xGenomics, https://www.facebook.com/10xGenomics/ and https://www.linkedin.com/company/10xgenomics/). The Company uses these channels to communicate with the Company’s customers and the public about the Company, the Company’s products, the Company’s services and other matters. The Company encourages the Company’s investors, the media and others to review the information disclosed through such channels as such information could be deemed to be material information. The information on such channels, including on the Company’s website and the Company’s social media accounts, is not incorporated by reference in this Current Report on Form 8-K and shall not be deemed to be incorporated by reference into any other filing under the Securities Act of 1933, as amended (“Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except as expressly set forth by specific reference in such a filing. Please note that this list of disclosure channels may be updated from time to time.

The information furnished pursuant to Item 7.01 in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

10x Genomics, Inc.

By:	/s/ Eric S. Whitaker
Name:	Eric S. Whitaker
Title:	General Counsel

Date: October 18, 2019